UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 9, 2008 (January 7, 2008)

CRIMSON EXPLORATION INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-21644 (Commission File Number)	20-3037840 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002

(Address of Principal Executive Offices)

(713) 236-7400

(Registrant’s telephone number, including area code)

_____________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

682051.0002 WEST 6181100 v2

Item 2.02      Results of Operations and Financial Condition.

On January 8, 2008, Crimson Exploration Inc. issued a press release announcing results of production and drilling activity during the fourth quarter of 2007 and the pending sale of its non-operated working interest in the Fort Worth Barnett Shale. The press release is included in this report as Exhibit 99.1.

The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01	Other Events.

The information contained in Exhibits 99.2 and 99.3 attached to this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated January 8, 2008
99.2	Press Release dated January 8, 2008
99.3	Press Release dated January 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.

Date: January 9, 2008	/s/ E. Joseph Grady
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated January 8, 2008
99.2	Press Release dated January 8, 2008
99.3	Press Release dated January 7, 2008

Exhibit 99.1

Crimson Exploration Inc. Provides Fourth Quarter 2007 Operational Update

Houston, TX – (BUSINESS WIRE) – January 8, 2008 - Crimson Exploration Inc. (OTCBB: CXPO - News) today announced results of production and drilling activity during the fourth quarter and the pending sale of its non-operated working interest in the Fort Worth Barnett Shale.

Production Update

Crimson produced an estimated 4.6 Bcfe of natural gas equivalents, or approximately 49,500 Mcfe per day, during the fourth quarter 2007, an approximate six-fold increase over the 726,516 Mcfe, or 7,897 Mcfe per day, produced during the fourth quarter 2006. For the year 2007, Crimson produced an estimated 12.9 Bcfe of natural gas equivalents, or approximately 35,500 Mcfe per day, an approximate five-fold increase over the 2,651,709 Mcfe, or 7,265 Mcfe per day, produced in 2006. At year end 2007, we were producing approximately 48,000 Mcfe per day. The dramatic increase in production for the quarter and year is attributable to the South Texas and Gulf Coast producing assets acquired from EXCO Resources, Inc. in May 2007. We currently forecast production for the year 2008 to average between 45,000 and 50,000 mcfe per day. The operating results from those assets have been reflected in Crimson’s financial and operating results from the May 8, 2007 closing date of the acquisition forward.

Drilling Activity

Madisonville-Rodessa (approximate 78% WI)

The Company continued to experience difficulty with this field during the fourth quarter of 2007. The Fuhlberg #1 well, which initially tested at a gross rate of 9,000 mcf/day (gross WI before processing for removal of inerts), has averaged only 2,500-3,000 mcf/day since commencing production in late June 2007. Production from this well has been curtailed for most of the quarter due to continuous downtime at the recently completed sour gas plant expansion; however, during brief periods of reduced curtailment, the Fuhlberg well did not show meaningful, sustained increase in rate. Per the plant owner, the plant expansion is currently projected to resume operation later in the first quarter. Additionally, after a difficult completion, fracing and testing of the Johnston #2 well through the end of this quarter, it appears that the Johnston well will likely produce at a lower rate than the current Fuhlberg rate once it is put on production.

South Texas – Lobo (average 20-25% WI)

We participated in four non-operated wells within the Lobo/Perdido Trend of South Texas during the fourth quarter, all in Zapata County, two of which were successful, giving us a 67% success rate on a total of 9 wells for the year in this area. Three of these wells were put on production at various times during the fourth quarter, with the remaining wells expected to commence production during the first quarter of 2008. We expect to participate in up to 8 additional wells in this program in 2008.

West Cameron 432 (15% WI) & Sabine Lake (15% WI)

Facility construction and hookup activity continued during the fourth quarter on these drilling successes reported in the third quarter. We expect initial production to commence on both of these fields in early Q1’08.

Liberty County, Texas

During the fourth quarter, we participated in the successful drilling of two non-operated wells (28% WI) in the Felicia area of Liberty County, Texas a key field in the properties acquired from EXCO, giving us an 80% success rate on a total of five wells in the area for the year. Two of these wells were put on production at various times during the fourth quarter, with the remaining wells expected to commence production during the first quarter of 2008.

Mississippi Coal Bed Methane Project

During the fourth quarter of 2007, we completed our analysis of the core samples taken on our option acreage during the first half of the year. Analysis of those samples indicates that the primary targeted coals likely do not contain sufficient quantities of gas to make this project profitable; therefore, we will recognize approximately $0.5MM in exploration expense during the fourth quarter for the abandonment of this project.

Other

During the fourth quarter, the Company also participated for a 17.5% non-operated WI in an unsuccessful well in Lavaca County, Texas.

Sale of Fort Worth Barnett Shale Interests (12.5% WI)

During the fourth quarter of 2007, we and our partner continued to accumulate acreage and drill wells in this prolific trend. We participated in the successful drilling of 3out of 3 wells in Johnson County during the fourth quarter, giving us a 100% success rate on 8 wells since we began drilling in June of last year. As disclosed by the Company under separate release today, we have entered into agreements for the sale of our interest in this area for an estimated final consideration of between $28-$32 million, with closing expected to occur by the end of the first quarter of 2008.

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission (“SEC”). Such statements include those concerning Crimson’s strategic plans, expectations and objectives for future operations. All statements included in this press release that address activities, events or developments that Crimson expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions Crimson made based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Crimson’s control. Statements regarding future production, revenue and cash flow are subject to all of the risks and uncertainties normally incident to the exploration for and development and production of oil and gas. These risks include, but are not limited to, commodity price changes, inflation or lack of availability of goods and services, environmental risks, drilling risks and regulatory changes and the potential lack of capital resources. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Please refer to our filings with the SEC, including our Form 10-K for the year ended December 31, 2006 for a further discussion of these risks.

Contact:

Crimson Exploration Inc., Houston, TX
E. Joseph Grady, 713-236-7400
Source:	Crimson Exploration Inc.

Exhibit 99.2

Crimson Exploration Inc Announces Agreement to Sell Non-operated Interest in Fort Worth Barnett Shale Play - Houston, TX – (BUSINESS WIRE) – January 8, 2007 - Crimson Exploration Inc. (OTCBB: CXPO - News) today announced that it and its operator-partner have entered into a series of agreements under which they have agreed to sell their interests in wells and undeveloped acreage in the Fort Worth Barnett Shale Play in Johnson and Tarrant counties Texas to an undisclosed buyer. Crimson owns a 12.5% non-operating working interest in the assets being sold. Closing on the transaction, which is contingent upon the satisfaction of certain closing conditions by the buyer and sellers, is expected to close by the end of the first quarter of 2008.

The final consideration to be paid by the buyer will be based on existing wells and undeveloped acreage owned by the Company and its partner at the time of closing. The Company and its partner will continue to drill wells, and accumulate acreage, until the time of closing. The Company’s share of the estimated final consideration is projected to be between $28 and $32 million. Proceeds to be received by the Company for its interest will be used to repay amounts outstanding under its revolving credit facility, with no reduction in borrowing base on the revolver anticipated.

Crimson recognized no proved reserves in its 141 bcfe of proforma, third-party engineered proved reserves as of December 31, 2006 (proforma for the May 2007 acquisition of proved reserves from EXCO Resources, Inc.), and has not recognized any meaningful revenue or production during 2007 from the wells drilled in the Barnett Shale during 2007.

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission (“SEC”). Such statements include those concerning Crimson’s strategic plans, expectations and objectives for future operations. All statements included in this press release that address activities, events or developments that Crimson expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions Crimson made based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Crimson’s control. Statements regarding future production, revenue and cash flow are subject to all of the risks and uncertainties normally incident to the exploration for and development and production of oil and gas. These risks include, but are not limited to, commodity price changes, inflation or lack of availability of goods and services, environmental risks, drilling risks and regulatory changes and the potential lack of capital resources. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Please refer to our filings with the SEC, including our Form 10-K for the year ended December 31, 2006, for a further discussion of these risks.

Contact: Crimson Exploration Inc., Houston, TX

E. Joseph Grady, 713-236-7400
Source:	Crimson Exploration Inc.

Exhibit 99.3

Crimson Exploration Inc. to Present at the Pritchard Capital Partners ‘Energize 2008’ Conference

Monday, January 7, 8:00 am CT

Houston – (BUSINESS WIRE) – January 7, 2008 – Crimson Exploration Inc. (OTCBB:CXPO) announced today that Allan Keel, President & Chief Executive Officer, and Joe Grady, Senior Vice President & Chief Financial Officer, will be presenting at the Pritchard Capital Partners “Energize 2008” conference in San Francisco, California on Wednesday, January 9, 2008, at 11:20 a.m. Pacific time. A copy of the presentation will be available in the Investor Relations section of Crimson Exploration Inc.’s website at http://www.crimsonexploration.com.

Crimson Exploration is an independent oil & gas company based in Houston, Texas, with producing assets primarily focused in South Texas, the Texas Gulf Coast, & South Louisiana.

Additional information on Crimson Exploration Inc. will be available on the Company’s website at http://crimsonexploration.com.

Primary IR Contact
E. Joseph Grady Senior Vice President and CFO Crimson Exploration Inc. 717 Texas Ave., Suite 2900 Houston, TX 77002 Phone: 713.236.7400 E-mail: investorrelations@crimsonxp.com

Safe Harbor Statement:

Certain statements included in this presentation are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Crimson Exploration Inc. (“Crimson” or “the Company”) cautions that strategic plans, assumptions, expectations, objectives for future operations, projections, intentions, or beliefs about future events may, and often do, vary from actual results and the differences can be material. Some of the key factors which could cause actual results to vary from those Crimson expects include changes in natural gas and oil prices, the timing of planned capital expenditures, availability of acquisitions, uncertainties in estimating proved reserves and forecasting production results, operational factors affecting the commencement or maintenance of producing wells, the condition of the capital markets generally, as well as the Company’s ability to access them, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting Crimson’s business. Statements regarding future production are subject to all of the risks and uncertainties normally incident to the exploration for and development and production of oil and gas. These risks include, but are not limited to, inflation or lack of availability of goods and services, environmental risks, drilling risks and regulatory changes and the potential lack of capital resources. The SEC has generally permitted oil and gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The Company and its independent third party reservoir engineers use the terms “probable” and “possible” to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. All estimates of probable reserves in this presentation have been prepared by independent third party engineers. More information about the risks and uncertainties relating to Crimson’s forward-looking statements are found in the Company’s SEC filings.